UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES ACT OF 1934, AS AMENDED.

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 2, 2004

                          COACH INDUSTRIES GROUP, INC.

             (Exact name of registrant as specified in its charter)

             NEVADA                        0-19471               91-1942841
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


          9600 W. SAMPLE ROAD, SUITE 505, CORAL SPRINGS, FLORIDA    33065
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               (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (305) 531-1174
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



                     Copies of all communications, including
      all communications sent to the agent for service, should be sent to:

                         Joseph I. Emas, Attorney at Law
                             1224 Washington Avenue
                           Miami Beach, Florida 33139

                             Telephone: 305.531.1174
                             -----------------------

ITEM 5. OTHER EVENTS.

On June 2, 2004, Coach Industries Group, Inc. announced the appointment of Susan Weisman as Chief Financial Officer of the Corporation effective June 1, 2004.

Susan Weisman, previously with the accounting and consulting firm of Kramer Weisman and Associates, LLP, assisted the firm with client Securities and Exchange Commission filings and management of various other financial functions since September 2003. Ms. Weisman has held several senior level financial positions at various public companies, including BankAtlantic Bancorp, Inc., a NYSE company, between 1990 and 2000, including Acting Chief Financial Officer from October 1998 through May 2000. Ms. Weisman spent four years with the firm of KPMG LLP between 1986 and 1990.

The Company's press release with respect to the acquisition is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

  Exhibit No.     Description
  -----------     -----------
      99.1        Press Release of Coach Industries Group,  Inc., dated June 2,
                  2004


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 4, 2004                      Coach Industries Group, Inc.
       ------------                      ----------------------------
                                         (Registrant)

                                         /s/ Francis O'Donnell
                                         ----------------------------
                                         Francis O'Donnell, sole Director